EXHIBIT 10.2

Note: Portions of this exhibit indicated by “[*]” are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of this Company’s confidential treatment request.

“AMENDMENT AGREEMENT NO. 1”

This Amendment Agreement No. 1 to the FWA PLA, dated as of September 15, 2003 (the “Amendment Agreement No.1”), is entered into among Nortel Networks Limited (“NNL”), Nortel Networks de México, S.A. de C.V. (“NN Mexico” and, together with NNL, “Nortel Networks”), and Axtel, S.A. de C.V. (the “Customer”).

WHEREAS, the parties entered into a Purchase and License Agreement for FWA equipment, dated as of March 20, 2003 (the “FWA PLA”), regarding the supply of telecommunications transmission equipment and related services from Nortel Networks to the Customer;

WHEREAS, the Customer wants to increase the purchase volume of FWA Equipment (as defined in section 2.1.2 of Annex D of the FWA PLA) as set forth in this Amendment Agreement No. 1;

WHEREAS, the parties want to amend the FWA PLA exclusively in connection to the incremental volume for the supply of FWA Equipment and the payment terms applicable to said incremental volume as set forth in this Amendment Agreement No. 1;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	The parties hereby agree that under the FWA PLA, the Customer may purchase additional FWA Equipment beyond the minimum purchase commitment established in Annex H of the FWA PLA; in accordance with the foregoing, the Customer will purchase the FWA Equipment (the “Incremental FWA Equipment”) specified in Attachment A to this Amendment Agreement No.1 (hereinafter Attachment “A”) by placing incremental Purchase Orders as scheduled in Attachment “A” (hereinafter the “Incremental Orders”). Pursuant the terms set forth in Section 18.4 of the FWA PLA, the Parties hereby agree that such Incremental FWA Equipment will have special payment and delivery terms, which are set forth in the Attachment “A” of this Amendment Agreement No. 1, therefore, the Parties agree that all the terms and conditions of the FWA PLA shall apply to the Incremental Orders except for those specific delivery and payment terms referenced in the Attachment A.

1.1. Incremental Orders for Incremental FWA Equipment shall only be placed and/or accepted within a given year after all Purchase Orders for the Total Annual Minimum Commitment of the FWA PLA for that year have been placed.

1.2. All FWA Equipment Purchase Orders shall clearly state their reference to; a) Orders corresponding to Annex H Purchase Commitment of the FWA PLA, b) Purchases within the original context of the FWA PLA or c) Orders corresponding to the specific conditions of this Amendment Agreement No. 1.

2.	The parties hereby agree that the payment terms specified in Attachment A will apply exclusively for the Incremental Orders specified in Attachment A; provided, however, that the Customer: (a) complies with the Purchase Commitment established in Annex H; and (b) places the Incremental Orders according to the schedule specified in Attachment A.

3.	The parties hereby agree that if the Customer fails to place the Incremental Orders as described in Attachment A and/or fails to meet the payment schedule for the Incremental FWA Equipment as described in Attachment A; this agreement will loose all force and effect fifteen (15) working days after written notification has been provided to the Customer by Nortel Networks, unless Customer cures such breach in the fifteen (15) working days period; and:

(i)	all the original terms and conditions established in the FWA PLA for the purchase of FWA Equipment will apply.

(ii)	Nortel Networks will not reimburse the payment of the one-time capacity charge specified in section 7 below to the Customer.

(iii)	Nortel Networks will procure from the payments made by Customer to Nortel Networks for the Incremental FWA Equipment, all the proven and confirmed expenses and costs incurred as well as a reasonable provision for all likely future expenses and costs to be incurred by Nortel Networks in its efforts to achieve the delivery profile in Attachment A (the “Special Expenses”), provided that such expenses and costs incurred to date shall be proved by Nortel Networks to the

Customer by the production of a third party invoice and provided that a list explaining the provision for future expenses and costs shall be provided by Nortel Networks.

(iv)	Nortel Networks shall, at its sole discretion, deliver to Customer the Incremental FWA Equipment paid and guaranteed by Customer, which can be manufactured by Nortel Networks after taking the Special Expenses mentioned in section (iii) above or return the outstanding balance after taking the Special Expenses mentioned in section (iii), in such event, Nortel Networks shall return to Customer such outstanding balance in a period no longer than 180 days after the cure period mentioned in this Section 3.

(v)	After the return of the outstanding balance mentioned in section iv), Nortel Networks will procure from the provision mentioned in section iii) all further proven and confirmed expenses and costs incurred, provided that such expenses and costs incurred shall be proved by Nortel Networks to the Customer by the provision of a third party invoice. Nortel Networks shall return the outstanding balance of the provision mentioned in section iii) in a period no longer than 365 days after the cure period mentioned in section 3.

4.	All Incremental Orders shall reference this Amendment Agreement No. 1 and shall comply with the Order Procedure specified in Annex E of the FWA PLA. All Incremental Orders are totally binding and non-cancelable.

5.	Any change to the Incremental Orders shall be made pursuant the terms set forth in Section 2.7 of the FWA PLA.

6.	Nortel Networks shall make reasonable commercial efforts to deliver the Incremental FWA Equipment in accordance with the delivery schedule set forth in Attachment A of this Amendment Agreement No.1. Delivery locations shall be as per Annex E of the FWA PLA.

7.	In exchange of Nortel Networks’ considerations set forth in Sections 8 and 9 below, and in order to facilitate the Incremental FWA Equipment delivery profile outlined in Attachment A, the Customer shall pay Nortel Networks a one-time non-reimbursable capacity charge of six hundred thousand dollars of the United States of America (US$ 600,000) in three installments as per the payment schedule defined in Attachment A. If after paying the first or first and second of the three installments the Customer fails to make the outstanding installment(s), the RSS delivery profile shall reduce to a volume of no more than 5,000 units per month from April 2004 and the installment(s) already paid will be forfeited.

8.	Nortel Networks hereby waives the requirement specified in Annex H Section 1 f) for Customer to purchase 50,000 compact RSS brackets.

9.	Nortel Networks will make available to Customer at no charge approx. 4,000 RPCUs currently at a third party repair facility in Mexico. These units require an unknown level of repair to return them to a usable state. Nortel Networks will make these units available “as is” with no warranty and accepts no liability for their current or future performance. Customer will be responsible for all repair costs associated with returning these units to a functional state, disposal costs for units deemed unrecoverable, transportation costs associated with relocating these units to Customer’s premise and any storage charges incurred from September 15th 2003 until these units are relocated to a Customer premise

10.	This Amendment Agreement applies solely to the Incremental Orders as defined in Attachment A and shall terminate on completion of the delivery of the Incremental FWA Equipment ordered. This Amendment creates no precedent for any future agreements or amendments with respect to the supply of FWA Equipment or Service.

12.	Except as otherwise provided in this Amendment Agreement, the FWA PLA shall remain in full force and effect, including all terms and conditions in connection to the supply of FWA Equipment.

13.	Capitalized terms used in this Amendment Agreement shall have the meaning ascribed to those terms in the FWA PLA.

IN WITNESS WHEREOF, this Amendment Agreement was signed as of the date first above written.

AXTEL, S.A. DE C.V.	NORTEL NETWORKS LIMITED

By:	By:
Name:	Name:
Title:	Title:	Attorney-in-Fact

NORTEL NETWORKS DE MEXICO, S.A. DE C.V.

By:
Name:
Title:

Axtel FWA Ammendment - Attachment A (1/2)

Incr. Order #	Discreet Incremental Orders	$ Price/Unit	Units	PO Value	% Cash/ LC on PO	Cash with PO		Cash/LC Date	LC or Cash		$k Cash / LC on Acceptance	$ Cash on Delivery
No. 1	7.5k x F2	381.14	7,500	$2,858,550.00	100%	70%	$2,000,985.00	Sep-03	30%	$857,565.00	$2,858,550.00
No. 1a*	500 x F2	356.14	500	$178,070.00	100%	70%	$124,649.00	Sep-03	30%	$53,421.00	$178,070.00
No. 2	8k x F2	381.14	8,000	$3,049,120.00	100%	70%	$2,134,384.00	Feb-04	30%	$914,736.00	$3,049,120.00
No. 3	6.5k x F2	381.14	6,500	$2,477,410.00	100%	70%	$1,734,187.00	Apr-04	30%	$743,223.00	$2,477,410.00
No. 4	2.5k x F5	570.77	2,500	$1,426,925.00	100%	70%	$998,847.50	Sep-03	30%	$428,077.50	$1,426,925.00
No. 5	2.5k x F5	570.77	2,500	$1,426,925.00	100%	70%	$998,847.50	Mar-04	30%	$428,077.50	$1,426,925.00
No. 6	5k x F2	381.14	5,000	$1,905,700.00	100%	70%	$1,333,990.00	Jan-04	30%	$571,710.00	$1,905,700.00
No. 7	3k x F2	381.14	3,000	$1,143,420.00	100%	70%	$800,394.00	May-04	30%	$343,026.00	$1,143,420.00
No. 7a*	2k x F2	356.14	2,000	$712,280.00	100%	70%	$498,596.00		30%	$213,684.00	$712,280.00
No. 8*	5k x F2	356.14	5,000	$1,780,700.00	100%	70%	$1,246,490.00	Jul-04	30%	$534,210.00	$1,780,700.00
No. 9	114 x TBM-CD	2,369.68	114	$270,143.90	50%	50%	$135,071.95	Sep-03	0%	$0.00	$135,071.95	$135,071.95
No. 10	18 x TPM	4,897.54	18	$88,155.75	50%	50%	$44,077.88	Sep-03	0%	$0.00	$44,077.88	$44,077.88
No. 11	18 x TMU	8,259.12	18	$148,664.10	50%	50%	$74,332.05	Sep-03	0%	$0.00	$74,332.05	$74,332.05
No. 12	26 x TPM-PD	7,692.00	26	$199,992.00	100%	70%	$139,994.40	Feb-04	30%	$59,997.60	$199,992.00
No. 13	42 x TPM	4,897.54	42	$205,696.75	50%	50%	$102,848.38	Oct-03	0%	$0.00	$102,848.38	$102,848.38
No. 14	42 x TMU	8,259.12	42	$346,882.90	50%	50%	$173,441.45	Oct-03	0%	$0.00	$173,441.45	$173,441.45
No. 15	54 x TPM	4,897.54	54	$264,467.25	50%	50%	$132,233.63	Dec-03	0%	$0.00	$132,233.63	$132,233.63
No. 16	54 x TMU	8,259.12	54	$445,992.30	50%	50%	$222,996.15	Dec-03	0%	$0.00	$222,996.15	$222,996.15
No. 17	30 x PD Upgrade	40,384.63	30	$1,211,538.75	100%	70%	$848,077.13	Jan-04	30%	$363,461.63	$1,211,538.75
No. 18	2 x 27b RBS	212,017.55	2	$424,035.10	100%	70%	$296,824.57	Sep-03	30%	$127,210.53	$424,035.10
No. 19	3 x 27b RBS	212,017.55	3	$636,052.65	100%	70%	$445,236.86	Oct-03	30%	$190,815.80	$636,052.65
No. 20	3 x 27b RBS	212,017.55	3	$636,052.65	100%	70%	$445,236.86	Nov-03	30%	$190,815.80	$636,052.65
No. 21	4 x 27b RBS	212,017.55	4	$848,070.20	100%	70%	$593,649.14	Dec-03	30%	$254,421.06	$848,070.20
No. 22	3 x 18b RBS	137,136.62	3	$411,409.86	100%	70%	$287,986.90	Sep-03	30%	$123,422.96	$411,409.86
No. 23	1 x 18b RBS	137,136.62	1	$137,136.62	100%	70%	$95,995.63	Oct-03	30%	$41,140.99	$137,136.62
No. 24	3 x 18b RBS	137,136.62	3	$411,409.86	100%	70%	$287,986.90	Nov-03	30%	$123,422.96	$411,409.86
No. 25	1 x 18b RBS	137,136.62	1	$137,136.62	100%	70%	$95,995.63	Dec-03	30%	$41,140.99	$137,136.62
No. 26	10 x PD Upgrade	40,384.63	10	$403,846.25	100%	70%	$282,692.38	Jan-04	30%	$121,153.88	$403,846.25
No. 27	7 x PD Upgrade	40,384.63	7	$282,692.38	100%	70%	$197,884.66	Feb-04	30%	$84,807.71	$282,692.38
No. 28	5 x 27b RBS	212,017.55	5	$1,060,087.75	100%	70%	$742,061.43	Jan-04	30%	$318,026.33	$1,060,087.75
No. 29	3 x 27b RBS	212,017.55	3	$636,052.65	100%	70%	$445,236.86	Feb-04	30%	$190,815.80	$636,052.65
No. 30	2 x 18b RBS	137,136.62	2	$274,273.24	100%	70%	$191,991.27	Feb-04	30%	$82,281.97	$274,273.24
No. 31	2 x 18b RBS	137,136.62	2	$274,273.24	100%	70%	$191,991.27	Mar-04	30%	$82,281.97	$274,273.24
No. 32	Incr Capacity	600,000.00	1	$600,000.00	50%	50%	$300,000.00	Sep-03	0%	$0.00	$300,000.00	$300,000.00
Ref	5k F2 Q4 Min Order	381.14	5,000	$1,905,700.00	100%	70%	$1,333,990.00	Sep-03	30%	$571,710.00	$1,905,700.00
Ref	5k F5 '03 Min Order	570.77	5,000	$2,853,850.00	100%	70%	$1,997,695.00	Dec-03	30%	$856,155.00	$2,853,850.00
Ref	'04 Min Order Q1&2	381.14	10,000	$3,811,400.00	100%	70%	$2,667,980.00	Var	30%	$1,143,420.00	$3,811,400.00
Ref*	'04 Min Order Q3&4	356.14	10,000	$3,561,400.00	100%	70%	$2,492,980.00	Var	30%	$1,068,420.00	$3,561,400.00

	PO Placement, Acceptance & Delivery Schedule													Cash/LC Schedule
	2003				2004									2003				2004
Incr. Order #	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
														$k	$k	$k	$k	$k	$k	$k	$k	$k	$k	$k	$k	$k
No. 1	P & A													2,859
No. 1a*	P & A													178
No. 2	P					A													3,049
No. 3	P							A													2,477
No. 4	P & A													1,427
No. 5	P						A													1,427
No. 6	P				A													1,906
No. 7	P								A													1,143
No. 7a*																						712
No. 8*	P										A													1,781
No. 9	P & A		D											135		135
No. 10	P & A		D											44		44
No. 11	P & A		D											74		74
No. 12	P					A													200
No. 13	P	A		D											103		103
No. 14	P	A		D											173		173
No. 15	P			A		D											132		132
No. 16	P			A		D											223		223
No. 17	P				A													1,212
No. 18	P & A													424
No. 19	P	A													636
No. 20	P		A													636
No. 21	P			A													848
No. 22	P & A													411
No. 23	P	A													137
No. 24	P		A													411
No. 25	P			A													137
No. 26	P				A													404
No. 27	P					A													283
No. 28	P				A													1,060
No. 29	P					A													636
No. 30	P					A													274
No. 31	P						A													274
No. 32	P & A			D1			D2							300			150			150

Sub-Total Cash—Incremental RSS & all RBS														5,852	1,049	1,301	1,767	4,581	4,797	1,851	2,477	1,856	0	1,781	0	0
Ref	A													1,906
Ref				A													2,854
Ref				P	A		A											1,906		1,906
Ref				P						A		A	A										1,781			1,781

Total Cash Due on 15th														7,758	1,049	1,301	4,621	6,487	4,797	3,757	2,477	1,856	1,781	1,781	0	17.81
																2003	14,729								2004	24,716
																									TOTAL	39,446

Legend:	P = Place Order Document
A = Activate Order with Pre-Payment (pursuant the payment terms set forth in this Amendment)
D = Deferred Payment

Incremental Orders and associated payments are due on the 15th day of the month indicated.

Order numbers marked with a star * include volume over 35,000 units in that year and are plannmed to receive a discount of $25 per unit.

Further incremental RSS Order activated (paid) during year 2004 shall have a discount of $25 per unit. (Not applicable to the 2005 Minimum Orders)

The four RSS orders shown at the bottom of this list are Minimum Order Quantity orders and are only shown here for reference.

The Order No. 17 for 30 PD Upgrades includes Axtel’s 2004 Annual Minimum Commitment of base station units set forth in the FWA PLA.

Dollar amounts are rounded and indicative. P.O.s to reflect actual amounts.

Axtel FWA Amendment—Attachment A (2/2)

			PO Placement & Acceptance
	Discreet Incremental Orders		2003				2004
Incr. Order #		Units	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
No. 1 to 8	F2	37,500
	F5	5,000
	Cummulative F2
	Cummulative F5
No. 9	114 x TBM-CD	114	P & A		D
No. 10	18 x TPM	18	P & A		D
No. 11	18 x TMU	18	P & A		D
No. 12	26 x TPM-PD	26	P					A
No. 13	42 x TPM	42	P	A		D
No. 14	42 x TMU	42	P	A		D
No. 15	54 x TPM	54	P			A		D
No. 16	54 x TMU	54	P			A		D
No. 17	30 x PD Upgrade	30	P				A
No. 18	2 x 27b RBS	2	P & A
No. 19	3 x 27b RBS	3	P	A
No. 20	3 x 27b RBS	3	P		A
No. 21	4 x 27b RBS	4	P			A
No. 22	3 x 18b RBS	3	P & A
No. 23	1 x 18b RBS	1	P	A
No. 24	3 x 18b RBS	3	P		A
No. 25	1 x 18b RBS	1	P			A
No. 26	10 x PD Upgrade	10	P				A
No. 27	7 x PD Upgrade	7	P					A
No. 28	5 x 27b RBS	5	P				A
No. 29	3 x 27b RBS	3	P					A
No. 30	2 x 18b RBS	2	P					A
No. 31	2 x 18b RBS	2	P						A

	Delivery Schedule Including Minimum Order Quantities
	2003				2004												2005*
Incr. Order #	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
No. 1 to 8	1000	2000	2000	1000	2000	3000	4000	5000	6000	6000	6000	6000	6000	5000	6000	5000	11500
								1000	1000	1000	1000	1000	1000	2000	1000	1000
	1000	3000	5000	6000	8000	11000	15000	20000	26000	32000	38000	44000	50000	55000	61000	66000	77500
								1000	2000	3000	4000	5000	6000	8000	9000	10000	10000
No. 9			60			54
No. 10			18
No. 11			18
No. 12												26
No. 13				42
No. 14				42
No. 15						54
No. 16						54
No. 17								30
No. 18						2
No. 19							3
No. 20								3
No. 21									4
No. 22						3
No. 23							1
No. 24								3
No. 25									1
No. 26										10
No. 27											7
No. 28										5
No. 29											3
No. 30											2
No. 31												2

Legend:	P = Place Order Document
A = Activate Order with Pre-Payment (pursuant the payment terms set forth in this Ammendment)
D = Deferred Payment

*Note:	Volume shown in 2005 reflect likely Orders on Hand as of Jan 1 2005 given this delivery schedule and the acceptance of all outstanding POs due by that date.